                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003
                                                          --------------

                         Internet Security Systems, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23655

                            (Commission File Number)

                                   58-2362189

                      (IRS Employer Identification Number)

                   6303 Barfield Road, Atlanta, Georgia 30328
                   ------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (404) 236-2600
                                                           --------------

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure

         On April 17, 2003, Internet Security Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003 and providing its Business Outlook for the quarter ending June 30, 2003 and fiscal year ending December 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

         Attached to this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company's earnings call scheduled for 4:30 p.m. Eastern time, April 17, 2003.

         The Company believes that pro forma earnings and pro forma operating margin, excluding the after-tax effect of non-cash acquisition charges, is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to the Company's operating and other financial information as determined under accounting principles generally accepted in the United States. Management believes that its presentation of pro forma earnings and pro forma operating margin provides useful information to investors as measures of operating performance basic to the Company's ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. Management uses the pro forma earnings measure to provide the Company's forward-looking guidance and compare with financial analysts estimates, and uses the pro forma earnings measure and pro forma operating margin measure to evaluate the Company's internal performance, including as a basis for calculating incentive compensation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 17, 2003.

                                               INTERNET SECURITY SYSTEMS, INC.


                                               By:  /s/ Richard Macchia

                                                    ------------------------
                                                    Richard Macchia
                                                    Chief Financial Officer

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
                                  EXHIBIT INDEX

Exhibit Number and Description

99.1       Press Release issued April 17, 2003
99.2       Supplemental Financial Data

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